UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2017

Donnelley Financial Solutions, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37728	36-4829638
(Commission File Number)	(IRS Employer Identification No.)

35 West Wacker Drive,
Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(844) 866-4337

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2017, the stockholders of the Company approved the Company’s Amended and Restated Performance Incentive Plan (the “Amended 2016 PIP”). The Amended 2016 PIP is substantially similar to the Company’s 2016 Performance Incentive Plan (the “2016 PIP”), which was approved by the Company’s Board of Directors and the Company’s former parent, R.R. Donnelley & Sons Company (in its capacity as sole stockholder of the Company at that time) on September 30, 2016.

The Amended 2016 PIP amends the 2016 PIP to, among other things:

•	set a $500,000 annual limit on compensation to non-employee directors;

•	institute double-trigger change of control vesting;

•	prohibit additional forms of repricing and liberal share counting; and

•	expand the prohibition on payment of dividends and dividend equivalents to all unvested awards, not just performance awards.

By approving the Amended 2016 PIP, the stockholders also approved the material terms of the performance goals set forth in the Amended 2016 PIP to continue to allow the Company to grant performance awards qualified as “performance-based” compensation for Internal Revenue Code Section 162(m) purposes. The Amended 2016 PIP does not increase the number of shares of Company common stock available for grant over the number of shares authorized under the 2016 PIP.

The Amended 2016 PIP became effective as of May 18, 2017.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Company held its Annual Meeting of Stockholders on May 18, 2017.

(b) The following matters were voted upon at the Annual Meeting of Stockholders.

1. The election of the nominees for Directors was voted on by the Stockholders. The nominees, all of whom were elected, were Daniel N. Leib and Lois M. Martin. The Inspectors of Election certified the following vote tabulations:

	FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
Daniel N. Leib	25,944,604	164,394	45,787	2,657,946	N/A
Lois M. Martin	25,910,940	199,180	44,665	2,657,946	N/A

2. The Stockholders voted to approve the advisory resolution on executive compensation. The Inspectors of Election certified the following vote tabulation:

FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
22,961,848	2,513,817	679,120	2,657,946	N/A

3. The Stockholders voted for EVERY YEAR as the advisory resolution on the frequency of the Say-on-Pay advisory votes. The Inspectors of Election certified the following vote tabulation:

EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN	NON-VOTES	UNCAST
22,378,628	58,026	3,665,280	52,852	2,657,946	N/A

4. The Stockholders voted to approve the Amended and Restated 2016 Performance Incentive Plan. The Inspectors of Election certified the following vote tabulation:

FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
24,613,637	1,370,759	170,389	2,657,946	N/A

5. The Stockholders voted to ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the financial statements of the Company for fiscal year 2017. The Inspectors of Election certified the following vote tabulation:

FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
28,567,051	150,466	95,214	N/A	N/A

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	Amended and Restated Donnelley Financial Solutions, Inc. 2016 Performance Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONNELLEY FINANCIAL SOLUTIONS, INC.

Date: May 23, 2017	By:	/s/ Jennifer B. Reiners
Jennifer B. Reiners
Executive Vice President, General Counsel